                                                                   EXHIBIT 99.18

                         REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (this "Agreement") is made and entered into as of February 25, 1998, by and between Premier Laser Systems, Inc., a California corporation ("Premier" or the "Company") and JB Oxford & Company, a Utah corporation (the "Holder").

          WHEREAS, the Holder acquired the Purchased Shares and may acquire the Contingent Shares (each as defined below), pursuant to the terms of a Purchase Agreement, dated as of February __, 1998 (the "Purchase Agreement"), and the Warrants (as defined below) issued in connection therewith, by and between the Company and Holder.

          WHEREAS, as an inducement to entering into the Purchase Agreement, and as a condition to the acquisition of the Purchased Shares and the potential future acquisition of the Contingent Shares by the Holder in connection therewith, the Company has agreed to provide certain registration rights to the Purchaser as set forth in this Agreement.

          NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements set forth in the Purchase Agreement and hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

          1.   CERTAIN DEFINITIONS. Capitalized terms used herein without
               -------------------
definition shall have the meaning given to such terms in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

               "Contingent Shares" shall mean the shares of the Premier Common Stock issued by the Company to the Holder pursuant to the terms of the Class C Warrant and the Class D Warrant.

               "Contingent Share Shelf Registration Statement" has the meaning set forth in Section 2(a)(ii)(B).

               "Expiration Date" has the meaning set forth within the Prospectus/Offer to Exchange that the Company intends to utilize to effect a tender offer (the "Tender Offer") to purchase those shares of Ophthalmic Imaging Systems ("OIS") common stock not already owned by the Company.

               "Form S-3" means the registration statement on Form S-3 promulgated under the Securities Act by the SEC for use in registering securities issued by certain publicly traded companies and any similar form subsequently prescribed by the SEC as the successor to Form S-3.

               "Person" shall mean an individual or a corporation, partnership, limited liability company, association or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "Prospectus" shall mean any prospectus included in a Shelf Registration Statement (as defined herein), or a registration statement with respect to an underwritten offering in which the Purchaser participates, as contemplated by Section 5(b), including any resale prospectus and any preliminary prospectus, and any amendment or supplement thereto, and in each case including all material incorporated by reference therein.

               "Purchase" shall mean the Company's purchase of Holder's shares of OIS common stock under the Purchase Agreement.

               "Purchased Shares" shall mean the shares of Premier Common Stock issued by the Company to the Holder at the Closing of the transactions contemplated by the Purchase Agreement.

               "Purchased Share Shelf Registration Statement" has the meaning set forth in Section 3(a)(i).

               "Registration Expenses" shall mean any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all applicable registration and filing fees imposed by the SEC and such securities exchange or exchanges on which Common Shares are then listed or The Nasdaq Stock Market ("Nasdaq") (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the Company in connection with qualification of any of the Shares under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, printing and distributing the Shelf Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Shares on any securities exchange or exchanges pursuant to Section 4(j) hereof; (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the

Company, including the expenses relating to any special audits or "cold comfort" letters required by or incident to such performance and compliance; and (vi) the reasonable fees and disbursements of a single counsel for the Purchaser. Registration Expenses shall specifically exclude underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Shares by the Purchaser.

               "SEC" shall mean the Securities and Exchange Commission or any successor entity.

               "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

               "Shares" shall mean, collectively, the Purchased Shares and the Contingent Shares issued to the Holder pursuant to the Purchase Agreement or the Warrant and any equity securities issued or issuable directly or indirectly with respect to the Purchased Shares or the Contingent Shares issued to the Holder by way of replacement, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

               "Shelf Registration Statements" shall mean, collectively, the Purchased Share Shelf Registration Statement, the Contingent Share Shelf Registration Statement and any other registration statement as filed by the Company pursuant to Section 3(a) of this Agreement.

               "Warrants" shall mean the Class C Warrant and Class D Warrant issued by the Company to Purchaser.

          2.   REGISTRABLE SECURITIES.
               ----------------------

               (a) The securities entitled to the benefits of this Agreement are the Shares.

               (b) Any subsequent holder of the Shares shall be entitled to the benefits of this Agreement as a holder of any such Shares (a "Purchaser"). A Person is deemed to be a Purchaser whenever such Person owns Shares or has the right to acquire such Shares, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

          3.   REGISTRATION UNDER THE SECURITIES ACT.
               -------------------------------------

               (a)  (i)    Subject to Section 7(b) below, the Company shall
prepare and promptly file a registration statement on Form S-3 or an amendment to an existing registration statement on Form S-3, either of which may include shares of the Premier Common Stock for resale by other Company shareholders (the "Purchased Share Shelf Registration Statement"), registering the Purchased Shares for resale by the Purchaser and shall use its reasonable best efforts to cause the Purchased Share Shelf Registration Statement to be declared effective by the SEC as soon as practicable following the Expiration Date.

                    (ii) (A) The Company shall use its reasonable best efforts to cause each installment of Contingent Shares, if any, issued by the Company to the Purchaser pursuant to the terms of the Purchase Agreement and the Warrants to be registered pursuant to an effective registration statement under the Securities Act as soon as practicable after the exercise of the Warrants.

                           (B)  Notwithstanding the foregoing, if there is a
Suspension Event (as defined in Section 7(b) below) occurring at the time of issuance of any Contingent Shares, in lieu of delivering to the Purchaser Contingent Shares registered under the Securities Act, the Company may give notice to the Purchaser of the Suspension Event and deliver to the Purchaser Contingent Shares issued without registration under the Securities Act and file as soon as practicable thereafter a registration statement on Form S-3 or an amendment to an existing registration statement on Form S-3, either of which may include shares of Premier Common Stock for resale by the Company stockholders (in each case, a "Contingent Share Shelf Registration Statement"), registering the Contingent Shares for resale by the Purchaser. The Company shall use its reasonable best efforts to cause each Contingent Share Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter but in any event not later than 120 days after termination of the Suspension Event.

                    (iii) The Company agrees to use its reasonable best efforts to keep the Purchased Share Shelf Registration Statement and any Contingent Share Shelf Registration Statement continuously effective (and to include a Prospectus at all times meeting the requirements of the Securities Act, including (S) 10(a)(3) thereof) for a period of one year from the date of effectiveness of such Shelf Registration Statement (such period is referred to as the "Shelf Period").

               (b) The Company shall pay all Registration Expenses in connection with a registration pursuant to this Agreement.

          4.   REGISTRATION PROCEDURES.  In connection with the obligations of
               -----------------------
the Company under Section 3 hereof, the Company will use its best efforts to effect the registration and sale of the Shares in accordance with the intended method of distribution thereof, and pursuant thereto, the Company will, as expeditiously as possible:

               (a) prepare and file with the SEC, as soon as practicable within the time period set forth in Section 3 hereof, and use its reasonable best efforts to have declared effective by the SEC, the Shelf Registration Statements, which shall (i) be available for public resale of the Shares by the Purchaser, and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; provided, however, that before filing a Shelf Registration Statement or Prospectus, or any amendments, post-effective amendments, or supplements thereto, with the SEC, the Company will furnish to the Purchaser and its underwriters, if any, with copies of all such proposed documents to be filed, which documents will be subject to the reasonable review of the Purchaser and its underwriter, and the Company will not file any Registration Statement or Prospectus to which the Purchaser of the underwriter, if any, shall reasonably object;

               (b) furnish to each Purchaser, without change, at least one signed copy of the applicable Shelf Registration Statement and any post-effective amendments thereto, including financial statements and schedules whether included therein or incorporated by reference thereto no later than two days following its filing with the SEC, which, in any event will be no later than two business days prior to the effective date of such Shelf Registration Statement;

               (c) (i) to prepare and file with the SEC such amendments, supplements and post-effective amendments to the Shelf Registration Statements as may be necessary to keep each such Shelf Registration Statements continuously effective for the period set forth in Section 3(a)(iii) of this Agreement; (ii) cause any Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statements or any amendments thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statements during the applicable period in accordance with the intended method or methods of distribution by the Purchaser and as reasonably requested by a Purchaser or any underwriter of the Shares.

               (d) furnish to each Purchaser and any managing underwriter, upon request and without charge, as many copies of any Prospectus and any amendment or supplement thereto as such Person may reasonably request;

               (e) use its commercially reasonable efforts to register or qualify the Shares under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as the Purchaser may reasonably request in writing and keep such registration or qualification effective during the period the Shelf Registration Statement is required to be kept effective under Section 3(a)(iii) hereof; provided, however,
                                                              --------  -------
that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 4(e), (ii) subject itself to taxation in any such jurisdiction with respect to such registration or qualification, or (iii) file a general consent to service of process in any such jurisdiction;

               (f) notify each Purchaser and any managing underwriter promptly and, if requested by the Purchaser, confirm in writing, (i) when the Shelf Registration Statements and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to a Prospectus has been filed with the SEC, except for an amendment via incorporation by reference of subsequent filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statements or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the periods that any of the Shelf Registration Statements are effective as a result of which (A) the Shelf Registration Statements contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) a Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (g) in the event of a stop order or suspension in the sale of the Shares, use all reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statements by the SEC or any state securities authority or otherwise prohibiting the offer and sale of the Shares as promptly as possible;

               (h) furnish to the Purchaser upon request and without charge, at least one conformed copy of the Shelf Registration Statements and any post-effective amendments thereto (including documents incorporated therein by reference or exhibits thereto, unless requested);

               (i) cooperate with the Purchaser and any underwriter to facilitate the timely preparation and delivery of certificates representing Shares to be sold and not bearing any restrictive legend and enable certificates for such Shares to be issued for such numbers of Shares and registered in such names as the Purchaser may reasonably request;

               (j) use its reasonable best efforts to cause all Shares to be listed on any securities exchange or inter-dealer quotation service on which the Shares are then listed, including on Nasdaq if the Shares are then so included;

               (k) use its reasonable best efforts to make available adequate current public information about the Company as contemplated by Rule 144(c) promulgated under the Securities Act;

               (l) use its best efforts to cause the Shares covered by a Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Purchaser or any underwriter of the Shares to consummate the disposition; and

               (m) upon the occurrence of any event referenced in last sentence of Section 7(b)(ii) below, prepare and promptly file a supplement or post-effective amendment to the Shelf Registration Statement and the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading under the circumstances in which they were made; provided, however, a period of suspension of the distribution of Shares under Section 7(a) hereof as a result of an occurrence of an event under the last sentence of Section 7(b)(ii) shall not exceed a period of thirty (30) days during any twelve (12) month period.

          5.   CERTAIN AGREEMENTS OF THE PURCHASER.
               -----------------------------------

               (a) The Purchaser agrees to furnish to the Company in writing such information regarding the Purchaser and its proposed distribution of Shares as the Company may from time to time reasonably request in connection with the preparation of the Shelf Registration Statements or any registration statement as contemplated by Section 5(b) of this Agreement or the registration or qualification of the Shares under state securities or blue sky laws, and report to the Company within ten (10) days after the end of each month all sales or other dispositions of Shares made by them during such month.

               (b) To the extent timely notified in writing by the Company or the managing underwriters, the Purchaser agrees, if requested by the Company in the case of a Company initiated non-underwritten offering or if requested by the managing underwriter or underwriters in an underwritten offering initiated by the Company or by a shareholder of the Company pursuant to demand registration rights, not to effect any public sale or distribution of any Shares (including a sale pursuant to Rule 144 under the Securities Act) during the ten (10) day period prior to, and during the forty-five (45) day period beginning on, the date of effectiveness of each Company initiated offering made pursuant to a registration statement, provided that the Purchaser shall be entitled to participate in an underwritten offering pro rata with all other holders of shares of Common Stock to be included in any such registration, if, in the reasonable opinion of the managing underwriter of any such underwritten registration such shares may be included in such registration without having an adverse effect on the marketability or the price of any shares of the Premier Common Stock proposed to be offered in such underwritten registration and the Purchaser agrees to enter into an underwriting agreement with such underwriters containing such representations and warranties by the Purchaser and such terms and provisions, including without limitation, provisions with respect to indemnification and contribution, as are customarily contained in underwriting agreements and deliver customary opinions of counsel and closing certificates.

           6.  INDEMNIFICATION.
               ---------------

               (a)  Indemnification by the Company.  The Company agrees to
                    ------------------------------
indemnify, to the fullest extent permitted by law, and hold harmless each Purchaser, its officers, directors, employees, partners, agents, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations promulgated thereunder) such Purchaser or acts on behalf of such Purchaser, and each other Person who participates as an underwriter in the offering or sale of the Shares as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which such Person may become subject (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in Shelf Registration Statements or any registration statement as contemplated by Section 5(b) of this Agreement or any amendments thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) that arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, which violation or alleged violation arises out of the Shelf Registration Statements or Prospectuses or any registration statement as contemplated by Section 5(b) of this Agreement;

                    (ii) against any loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement, any omission or alleged omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld; and

                    (iii) subject to the limitations set forth in Section 6(b), against any expense (including reasonable fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement, omission or alleged omission that relates to the sale by the Purchaser under Shelf Registration Statements or any registration statement as contemplated by Section 5(b) of this Agreement, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided,
                                                                   --------
however, that the indemnity provided pursuant to this Section 6(a)(i), (ii) and
-------
(iii) shall not apply to the Purchaser with respect to any loss, liability, claim, damage or expense that arises out of or is based upon (1) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company by the Purchaser for use in the Shelf Registration Statements or any other registration statement contemplated by this Agreement or any amendment thereto or a Prospectus or any amendment or supplement thereto, or (2) trades made by the Purchaser in violation of Section 7(a) below after receiving the notice from the Company required pursuant thereto. The indemnification provided under this
Section 6(a) shall remain in full force and effect regardless of any investigation made by any Purchaser or underwriter, and no such investigation may be asserted in an attempt to mitigate any liabilities hereunder.

               (b)  Indemnification by the Purchaser.  The Purchaser agrees to
                    --------------------------------
indemnify and hold harmless the Company and its directors and officers, including each director of the Company and each officer of the Company who signed any Shelf Registration Statement or any registration statement with respect to an underwritten offering in which the Purchaser participates, as contemplated by Section 5(b) of this Agreement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statements or any registration statement with respect to an underwritten offering in which the Purchaser participates, as contemplated by Section 5(b) of this Agreement or any amendment thereto or a Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information prepared and furnished to the Company by the Purchaser for use therein or (ii) trades made by the Purchaser in violation of
Section 7(a) below; provided. that, in the case of the Purchaser's obligation set forth in this Section 6(b) relating to Section 5(a)(ii) above, such settlement must be effected with the written consent of the Purchaser, which consent shall not be unreasonably withheld.

               (c)  Conduct of Indemnification Proceedings.  The indemnified
                    --------------------------------------
party shall give reasonably prompt written notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability that it may have under the indemnity agreement provided in Section 6(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 6(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with the indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party or parties, which approval shall not be unreasonably withheld; provided, however,
                                                            --------  -------
that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to counsel the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 5(c).

               (d)  The obligations of the Company and the Purchaser under this
Section 5 shall survive the completion of any offering of the Shares pursuant to any Shelf Registration Statement.

          7.   SUSPENSION OF SHELF REGISTRATION REQUIREMENT.
               --------------------------------------------

               (a) The Purchaser agrees that he, she or it will not effect any sales of Shares pursuant to any Shelf Registration Statement after he, she or it has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event (as defined in Section 7(b) below) until such time as the Company provides notice to such holder that all Suspension Events have ceased to exist. All such information relating to a Suspension Event obtained by Purchaser shall be treated as confidential and shall not be used by the Purchaser for any purpose. The Company shall notify the Purchaser promptly after any Suspension Event occurs or ceases to exist to the extent he or it continues to hold Shares and with respect to the cessation of a Suspension Event, to the extent he or it has been provided notice of a Suspension Event. In addition, the Purchaser agrees that he, she or it will not effect any sales of Shares pursuant to the Shelf Registration Statements after he or it has received notice from the Company to suspend sales because the Registration Statements, any Prospectus or any supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, until the Company notifies such holder that the misstatement or omission has been corrected. The Company shall not suspend the shelf registration requirements under this section for more than a period of thirty (30) days during any (12) month period.

               (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation to file the Shelf Registration Statements and make any filings with any state securities authority, to use its reasonable best efforts to cause the Shelf Registration Statements or any state securities filings to become effective, or to amend or supplement the Shelf Registration Statement or any state securities filings shall be temporarily suspended in the event of and during a Suspension Event. A "Suspension Event" shall exist at such times (i) that the Company is not eligible to use Form S-3 for the registration contemplated by Section 3(a) hereof or (ii) as circumstances exist, that the Company's Board of Directors, in good faith and as evidenced by a resolution in accordance therewith, determines make it impractical or inadvisable for the Company to file, amend or supplement a Shelf Registration Statement or such filings or to cause the Shelf Registration Statements or such filings to become effective (such circumstances to include, without limitation, (A) the Company conducting an underwritten primary offering and being advised in writing, with such writing being made available to Purchaser upon reasonable request, by the underwriters that sale of Shares under the Shelf Registration Statements would have a material adverse effect on the Company's offering or (B) pending negotiations relating to, or consummation of, a transaction material to the Company or the occurrence of some other event (x) where any of the foregoing would require disclosure under applicable securities laws of material information in the Shelf Registration Statements (or any other document incorporated into a Shelf Registration Statement by reference) or such state securities filings and (y) as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements. Suspension of the Company's obligations pursuant to this Section 7(b) shall continue only for so long as a Suspension Event or its effect is continuing, but in any event not to exceed 30 days.

          8.   MISCELLANEOUS.
               -------------

               (a)  Amendments and Waivers.  Except as specifically provided
                    ----------------------
herein, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and each Purchaser specifically affected thereby.

               (b)  Notices.  Unless otherwise provided, all notices or other
                    -------
communications required or permitted to be given to the parties hereto shall be in writing and shall be deemed to have been given if personally delivered, including personal delivery by facsimile, provided that the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient and that such facsimile is followed the same day by mailing by certified or registered mail return receipt requested, first class postage prepaid (a "Mailing"), upon receipt of courier delivery or the third day following a Mailing, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this Section 8(b):

                    (i)  If to the Company:

                         Premier Laser Systems, Inc.
                         3 Morgan
                         Irvine, California 92618
                         Attn: Secretary
                         Fax: (714) 951-7218

                         with a copy to:

                         Paul, Hastings, Janofsky & Walker LLP
                         695 Town Center Drive, 17/th/ Floor
                         Costa Mesa, California 92626-1924
                         Attn: Peter J. Tennyson, Esq.
                         Fax:   (714) 979-1921

                    (ii) If to Purchaser:

                         JB Oxford & Company
                         9665 Wilshire Blvd., Ste. 300
                         Beverly Hills, California 90212
                         Attention: Scott Monson, Esq.
                         Fax: (310) 385-2237 Fax:

     with a copy to:

                         Irell & Manella LLP
                         333 So. Hope Street, Ste. 3300
                         Los Angeles, California 90071
                         Attention: Richard Wirthlin, Esq.
                         Fax: (213) 229-0515


or to such other address as any party may have furnished in writing to the other parties in the manner provided above.

               (c)  Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
benefit of and be binding on the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Purchasers of the Shares; provided, however, the Company shall not assign its responsibilities hereunder without the express written consent of the Purchasers.

               (d)  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any party may execute this Agreement by facsimile signature, and shall provide promptly to all other parties an originally executed Agreement.

               (e)  Headings and Interpretation. The headings in this Agreement
                    ---------------------------
are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. In construing the meaning of this Agreement, no party hereto shall be deemed the drafter of this Agreement and this Agreement shall be construed according to its fair meaning and not strictly against any person as the drafter hereof.

               (f)  Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of California without giving effect to the conflicts of law provisions thereof.

               (g)  Entire Agreement. This Agreement is intended by the parties
                    ----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior oral and written agreements and understandings and all contemporaneous written agreements and understandings between the parties with respect to such subject matter.

               (h)  No Inconsistent Agreements.  The Company will not on or
                    --------------------------
after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to Purchasers in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Purchasers hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

               (i)  Remedies.  All remedies under this Agreement, or by law or
                    --------
otherwise afforded to any party hereto, shall be cumulative and not alternative. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

               (j)  Rule 144.  with a view to making available certain
                    --------
exemptions from the registration provisions of the Securities Act for the sale of Shares, the Company covenants that:

                    (i) At all times that the Premier Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Company will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the exchange Act (or, if the Company is not registered under Section 12(b) or 12(g) of the Exchange Act and is not otherwise required to file such reports under Sections 13 or 15(d) thereunder, it will, upon the request of any Purchaser, make publicly available such other information required under Rule 144 of the Securities Act ("Rule 144") for so long as necessary to permit sales pursuant to Rule 144), and the Company will take such further action as any Purchaser may reasonably request to the extent required from time to time to enable such Purchaser to sell the Shares without registration under the Securities Act within the limitations of the exemptions provided by: (x) Rule 144, as such rule may be amended from time to time, and
(y) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Purchaser, the Company will deliver to Purchaser a written statement as to whether it has complied with such requirements.

               (ii) So long as the Shares constitute "Restricted Securities" as that term is used in Rule 144, the Company will furnish each Purchaser a copy of the annual and quarterly reports of the Company and such other public reports as the Purchaser may reasonably request.


                           (SIGNATURE PAGE Follows)

              [SIGNATURE PAGE FOR REGISTRATION RIGHTS AGREEMENT]



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                             "PREMIER"

                                             PREMIER LASER SYSTEMS, INC.


                                             By:   /s/ Colette Cozean
                                                   ---------------------------
                                             Title:___________________________


                                             "PURCHASER"


                                             _________________________________
                                             Name:____________________________

              [SIGNATURE PAGE FOR REGISTRATION RIGHTS AGREEMENT]



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        "PREMIER"

                                        PREMIER LASER SYSTEMS, INC.


                                        By:
                                        Title:


                                        "PURCHASER"


                                        JB OXFORD & COMPANY

                                        /s/ Scott G. Manson
                                        By: SCOTT G. MANSON
                                        Title:GENERAL COUNSEL, ASST. SECRETARY